EXHIBIT 2.1.1


                               AMENDMENT NO. 1 TO
                       STOCK AND ASSET PURCHASE AGREEMENT

         This Amendment No. 1 to Stock and Asset Purchase Agreement, dated March 20, 2007 ("AMENDMENT NO. 1"), to the Stock and Asset Purchase Agreement (the "AGREEMENT"), dated December 6, 2006, is by and among (i) Tarrant Apparel Group, a California corporation ("PARENT"), (ii) 4366883 Canada Inc., a corporation incorporated under the CANADA BUSINESS CORPORATIONS ACT ("CBCA") ("BUYER" and, together with Parent, each a "BUYER PARTY" and collectively the "BUYER PARTIES"), (iii) 3681441 Canada Inc., a corporation incorporated under the CBCA ("368 CANADA"), (iv) Buffalo Inc., a corporation incorporated under the CBCA ("BUFFALO INC."), (v) 3163946 Canada Inc., a corporation incorporated under the CBCA ("316 CANADA"), (vi) Buffalo Corporation, a Delaware corporation ("BUFFALO US" and, together with 368 Canada, Buffalo Inc., and 316 Canada, each a "TARGET COMPANY" and collectively the "TARGET COMPANIES"), (vii) BFL Management Inc. in its capacity as the sole trustee of The Buffalo Trust ("TRUST"), and (viii) each stockholder of Target Companies set forth in EXHIBIT A (individually, "SELLER" and, collectively, "SELLERS" and, together with Target Companies and Trust, each a "SELLER PARTY" and collectively the "SELLER PARTIES").

         Buyer Parties and Seller Parties desire to amend the Agreement pursuant to the terms and conditions of this Amendment No. 1.

         Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to this Amendment No. 1 hereby agree as follows:

         1. CERTAIN DEFINITIONS. Undefined capitalized terms herein are defined in the Agreement.

         2. AMENDMENT TO AGREEMENT. The Agreement is hereby amended to replace the definition of "EXPIRATION DATE" in its entirety with a new definition which reads as follows:

                  "EXPIRATION DATE" means April 30, 2007.

         3. GOVERNING LAW. This Amendment No. 1 and the performance of the obligations of the parties hereunder will be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of Law principles.

         4. COUNTERPARTS. This Amendment No. 1 may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

         5. HEADINGS. The section headings contained in this Amendment No. 1 are inserted for convenience only and will not affect in any way the meaning or interpretation of this Amendment No. 1.

         6. NO WAIVER. This Amendment No. 1 shall not constitute a waiver, consent or release by any party hereto with respect to any provision of the Agreement, a waiver, forbearance or cure of any default, misrepresentation, breach, or material adverse change (or effect) existing on, or arising prior to or subsequent to, the date of this Amendment No. 1, or a waiver or release of any rights, obligations or remedies (all of which are hereby reserved) arising under or in connection with the Agreement or resulting from any act or omission by any party to the Agreement in connection therewith.

         7. NO OTHER CHANGE. Except as expressly amended hereby, all terms and provisions of the Agreement remain unchanged, are and shall remain in full force and effect unless and until modified or amended in writing in accordance with the terms of the Agreement, and are hereby ratified and confirmed. The Agreement and this Amendment No. 1 shall be read and construed as one agreement and the making of this Amendment No. 1 does not imply any obligation or agreement by the parties hereto to make any other amendment, waiver, modification or consent as to any matter on any prior or subsequent occasion. In the event of any conflict or inconsistency between this Amendment No. 1 and the Agreement, this Amendment No. 1 shall govern.


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


         IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 on the date first above written.


                                       TARRANT APPAREL GROUP


                                       By:       /S/ GERARD GUEZ
                                                --------------------------------
                                       Name:    GERARD GUEZ
                                                --------------------------------
                                       Title:   CHIEF EXECUTIVE OFFICER
                                                --------------------------------


                                       4366883 CANADA INC.


                                       By:       /S/ GERARD GUEZ
                                                --------------------------------
                                       Name:    GERARD GUEZ
                                                --------------------------------
                                       Title:   CHIEF EXECUTIVE OFFICER
                                                --------------------------------


                                       BUFFALO INTERNATIONAL INC.


                                       By:       /S/ GILBERT BITTON
                                                --------------------------------
                                       Name:    GILBERT BITTON
                                                --------------------------------
                                       Title:   PRESIDENT
                                                --------------------------------


                                       3681441 CANADA INC.


                                       By:       /S/ GILBERT BITTON
                                                --------------------------------
                                       Name:    GILBERT BITTON
                                                --------------------------------
                                       Title:   PRESIDENT
                                                --------------------------------


                                       BUFFALO CORPORATION


                                       By:       /S/ GILBERT BITTON
                                                --------------------------------
                                       Name:    GILBERT BITTON
                                                --------------------------------
                                       Title:   PRESIDENT
                                                --------------------------------

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]


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


                             [SIGNATURES CONTINUED]

                                       4183517 CANADA INC.


                                       By:       /S/ GILBERT BITTON
                                                --------------------------------
                                       Name:    GILBERT BITTON
                                                --------------------------------
                                       Title:   PRESIDENT
                                                --------------------------------


                                       3979512 CANADA INC.


                                       By:       /S/ GILBERT BITTON
                                                --------------------------------
                                       Name:    GILBERT BITTON
                                                --------------------------------
                                       Title:   PRESIDENT
                                                --------------------------------


                                       THE BUFFALO TRUST


                                       By:      BFL MANAGEMENT INC.
                                       Title:   TRUSTEE

                                                By:      /S/ MARTIN ROCHWERG
                                                         -----------------------
                                                Name:    MARTIN ROCHWERG
                                                         -----------------------
                                                Title:   DIRECTOR
                                                         -----------------------


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